AJ. ROBBINS, P.C.
CERTIFIED PUBLIC ACCOUNTANTS
216 SIXTEENTH STREET
SUITE 600
DENVER, COLORADO 80202

December 12, 2005

United States Securities and
Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Digital Learning Management Corporation

Dear Sir/Madam:

We have read Item 4.01 of the form 8-K Digital Learning Management Corporation dated December 12, 2005 regarding the recent change of auditors. We agree with such statement made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,
AJ. Robbins, PC

by /s/AJ. Robbins
AJ. Robbins, CPA